November 2, 2021 US November 3, 2021 Australia Ron Delia CEO Michael Casamento CFO FY22 First Quarter Results NYSE: AMCR | ASX: AMC Exhibit 99.2

Disclaimers 2 Cautionary Statement Regarding Forward-Looking Statements This document contains certain statements that are “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified with words like “believe,” “expect,” “target,” “project,” “may,” “could,” “would,” “approximately,” “possible,” “will,” “should,” “intend,” “plan,” “anticipate,” “estimate,” “potential,” “outlook,” or “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Such statements are based on the current expectations of the management of Amcor and are qualified by the inherent risks and uncertainties surrounding future expectations generally. Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties. None of Amcor or any of its respective directors, executive officers or advisors provide any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward- looking statements will actually occur. Risks and uncertainties that could cause actual results to differ from expectations include, but are not limited to: changes in consumer demand patterns and customer requirements; the loss of key customers, a reduction in production requirements of key customers; significant competition in the industries and regions in which Amcor operates; failure by Amcor to expand its business; failure to successfully integrate acquisitions; challenges to or the loss of Amcor’s intellectual property rights; adverse impacts from the ongoing COVID-19 pandemic; challenging future global economic conditions; impact of operating internationally; price fluctuations or shortages in the availability of raw materials and other inputs; disruptions to production, supply and commercial risks; a failure in our information technology systems; an inability to attract and retain key personnel; costs and liabilities related to current and future environmental and health and safety laws and regulations; labor disputes; the possibility that the phase out of the London Interbank Offered Rate (“LIBOR”) causes the interest expense to increase, foreign exchange rate risk; an increase in interest rates; a significant increase in indebtedness; failure to hedge effectively against adverse fluctuations in interest rates and foreign exchange rates; significant write-down of goodwill and/or other intangible assets; need to maintain an effective system of internal control over financial reporting; inability of the Company’s insurance policies to provide adequate protections; litigation, including product liability claims; increasing scrutiny and changing expectations with respect to Amcor Environmental, Social and Governance policies resulting in increased costs; changing government regulations in environmental, health and safety matters; changes in tax laws or changes in our geographic mix of earnings; and the Company’s ability to develop and successfully introduce new products; and other risks and uncertainties identified from time to time in Amcor’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including without limitation, those described under Item 1A. “Risk Factors” of Amcor’s annual report on Form 10-K for the fiscal year ended June 30, 2021 and any subsequent quarterly reports on Form 10-Q. You can obtain copies of Amcor’s filings with the SEC for free at the SEC’s website (www.sec.gov). Forward-looking statements included herein are made only as of the date hereof and Amcor does not undertake any obligation to update any forward-looking statements, or any other information in this communication, as a result of new information, future developments or otherwise, or to correct any inaccuracies or omissions in them which become apparent, except as expressly required by law. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. Presentation of non-GAAP information Included in this release are measures of financial performance that are not calculated in accordance with U.S. GAAP. These measures include adjusted EBIT (calculated as earnings before interest and tax), adjusted net income, adjusted earnings per share, adjusted free cash flow and net debt. In arriving at these non-GAAP measures, we exclude items that either have a non-recurring impact on the income statement or which, in the judgment of our management, are items that, either as a result of their nature or size, could, were they not singled out, potentially cause investors to extrapolate future performance from an improper base. While not all inclusive, examples of these items include: • material restructuring programs, including associated costs such as employee severance, pension and related benefits, impairment of property and equipment and other assets, accelerated depreciation, termination payments for contracts and leases, contractual obligations, and any other qualifying costs related to the restructuring plan; • material sales and earnings from disposed or ceased operations and any associated profit or loss on sale of businesses or subsidiaries; • consummated and identifiable divestitures agreed to with certain regulatory agencies as a condition of approval for Amcor’s acquisition of Bemis; • impairments in goodwill and equity method investments; • material acquisition compensation and transaction costs such as due diligence expenses, professional and legal fees, and integration costs; • material purchase accounting adjustments for inventory; • amortization of acquired intangible assets from business combinations; • significant property impairments, net of insurance recovery; • payments or settlements related to legal claims; and • impacts from hyperinflation accounting. Amcor also evaluates performance on a comparable constant currency basis, which measures financial results assuming constant foreign currency exchange rates used for translation based on the average rates in effect for the comparable prior-year period. In order to compute comparable constant currency results, we multiply or divide, as appropriate, current-year U.S. dollar results by the current-year average foreign exchange rates and then multiply or divide, as appropriate, those amounts by the prior-year average foreign exchange rates. We then adjust for other items affecting comparability. While not all inclusive, examples of items affecting comparability include the difference between sales or earnings in the current period and the prior period related to acquired, disposed or ceased operations. Comparable constant currency net sales performance also excludes the impact from passing through movements in raw material costs. Management has used and uses these measures internally for planning, forecasting and evaluating the performance of the Company’s reporting segments and certain of the measures are used as a component of Amcor’s board of directors’ measurement of Amcor’s performance for incentive compensation purposes. Amcor believes that these non-GAAP measures are useful to enable investors to perform comparisons of current and historical performance of the Company. For each of these non-GAAP financial measures, a reconciliation to the most directly comparable U.S. GAAP financial measure has been provided herein. These non-GAAP financial measures should not be construed as an alternative to results determined in accordance with U.S. GAAP. The Company provides guidance on a non-GAAP basis as we are unable to predict with reasonable certainty the ultimate outcome and timing of certain significant forward-looking items without unreasonable effort. These items include but are not limited to the impact of foreign exchange translation, restructuring program costs, asset impairments, possible gains and losses on the sale of assets and certain tax related events. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP earnings and cash flow measures for the guidance period.

Safety 3 • 16% reduction in number of injuries • 62% of sites injury free for >12 months Committed to our goal of ‘no injuries’ 11.2 4.1 2.0 2.8 2.2 2.0 0.4 Recordable-case frequency rate (per million hours worked) 1Q22 OSHA Includes impact of acquired businesses 2021201520102005 2020 Notes: Recordable cases per 1,000,000 hours worked. All data shown for a 12 month period ended June 30 unless otherwise indicated. Acquired businesses (including Bemis) are included in 2020 and account for the increase in frequency rate compared with 2015 Amcor equivalent under OSHA (Occupational Safety & Health Administration) standard of incidents per 200,000 hours Amcor Values 1Q22

Key messages 4 1. Navigating well in a challenging external environment 2. Solid first quarter in line with expectations 3. Fiscal 2022 guidance reaffirmed 4. Strong foundation and strategy for growth and value creation

Solid first quarter financial result 5 Revenue +1% EBIT EPS +12% Notes: EBIT and EPS presented on an adjusted basis. Adjusted non-GAAP measures exclude items which are not considered representative of ongoing operations. Revenue, EBIT and EPS growth rates expressed in comparable constant currency terms which excludes the impact of movements in foreign exchange rates and items affecting comparability. Further details related to non-GAAP measures and reconciliations to U.S. GAAP measures can be found in the appendix section. Focused on the right priorities +7% $64 million of shares repurchased Quarterly dividend increased to 12.0 cents per share Earnings growth and increased returns to shareholders $381M 17.7 cents$3,420M • Security of supply for customers • Price to recover inflation • Optimize mix • Cost management

Flexibles segment

Strong margin management and earnings growth

	1Q21	1Q22	Comparable constant currency Δ
Net sales ($m)	2,400	2,634	+1%
Adjusted EBIT ($m)	312	339	+8%
Adjusted EBIT margin	13.0%	12.9%	



NUMAR Clásica

All paper compostable packaging



Kellogg's
SNACK MIX
GOURMET COFFEE

AmPrima recycle ready laminate

First quarter highlights

- Sales of $2.6bn includes price increases of ~$210 million (9% growth) related to higher raw material costs
- Organic sales growth of 1% tempered by raw material shortages
  - HSD growth in medical and pet food. MSD growth in premium coffee
  - DD volume growth in China and India
  - Lower volumes in HPC and across SE Asia
- Adjusted EBIT growth of 8%
  - Favorable mix & strong cost performance
- Adjusted EBIT margin in line with last year

Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBIT and reconciliations to U.S. GAAP measures can be found in the appendix. Comparable constant currency Δ% for Net sales excludes a 9% favorable impact from the pass through of raw material costs, a 1% unfavorable impact from items affecting comparability (disposed and ceased operations) and a 1% favorable currency impact. MSD is 'Mid-Single Digit'. HSD is 'High-Single Digit'. DD is 'Double-Digit'. HPC is Home & Personal Care.

6

amcor

Rigid Packaging segment 7 Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBIT and reconciliations to U.S. GAAP measures can be found in the appendix. Comparable constant currency Δ% for Net sales excludes an 11% favorable impact from the pass through of raw material costs and a 1% favorable currency impact. DD is ‘Double Digit’. Earnings impacted by supply chain constraints First quarter highlights • North America - Beverage volumes in line; Specialty Container volumes lower • Latin America - Volumes up DD and earnings higher • Higher costs and inefficiencies related to industry-wide supply chain challenges in North America: • Elevated and volatile beverage demand while operating at full capacity with historically low inventories • Further inflation and shortages for key raw materials including PET • Anticipate industry challenges in North America will improve through the second half of FY22 1Q21 1Q22 Comparable constant currency Net sales ($m) 698 786 +1% Adjusted EBIT ($m) 72 62 (15)% Adjusted EBIT margin 10.3% 7.9% Healthcare PET container & closure 100% recycled PET

Cashflow, balance sheet & cash returns to shareholders 8 Notes: Non-GAAP measures exclude items which are not considered representative of ongoing operations. Further details related to non-GAAP measures including Adjusted EBITDA and Adjusted Free Cash Flow and reconciliations to U.S. GAAP measures can be found in the appendix section. (1) Adjusted free cash flow excludes material transaction and integration related costs because these cash flows are not considered to be directly related to ongoing operations. (2) Leverage calculated as net debt divided by adjusted trailing twelve month EBITDA. Year to date cash flow ($ million) 1Q21 1Q22 Adjusted EBITDA 460 486 Interest and tax payments (125) (54) Capital expenditure (114) (145) Movement in working capital (416) (512) Other 5 (17) Adjusted Free Cash Flow(1) (190) (242) Balance sheet(2) September 2021 Net debt ($ million) 5,959 Leverage: Net debt / LTM EBITDA (x) 2.9x • Growing EBITDA • Working capital impacted by timing of raw material inflation • Average working capital to sales remains below 8% • Investing in organic growth • Increased returns to shareholders: • $64 million of share repurchases • Increased quarterly dividend Balance sheet capacity to invest, execute M&A and return cash to shareholders First quarter highlights

9 Note: Reconciliations of the FY22 projected non-GAAP measures are not included herein because the individual components are not known with certainty as individual financial statements for fiscal 2022 have not been completed. Guidance for fiscal year ending 30 June 2022 reaffirmed Amcor’s guidance contemplates a range of factors which create a higher degree of uncertainty and additional complexity when estimating future financial results. Refer to slide 2 for further information. Adjusted EPS growth of approximately 7 to 11% on a comparable constant currency basis, or approximately 79.0 to 81.0 cents per share on a reported basis assuming current exchange rates prevail through fiscal 2022 Adjusted Free Cash Flow of approximately $1.1 to $1.2 billion Approximately $400 million of cash to be allocated towards share repurchases For fiscal 2022 the Company continues to expect:

Strong foundation for growth and value creation Global industry leader with proven track record and clear strategy Consistent growth from consumer and healthcare end markets Attractive and growing dividend with current yield ~4% Growing cash flow and strong balance sheet provides ongoing capacity to invest Momentum building and investing for growth EPS growth + Dividend yield = 10-15% per year 10 Notes: A range of factors are contemplated when estimating future financial results. Refer to slide 2 for further information.

Amcor Shareholder Value Creation Model 11 Substantial cash flow funds multiple drivers of value for shareholders 11 SIGNIFICANT ANNUAL CASH FLOW Capital expenditure (~ $500 m) Acquisitions / share repurchases (~ $300-400 m) EPS growth ~ 5-10% Total Shareholder Value (EPS growth + yield) 10-15% per year Dividend (~ $750 m) Historical yield ~ 4-5%

12 Higher growth, higher value segments Healthcare, protein, coffee, pet food, hot fill beverage Emerging markets >$3bn emerging markets business across 27 countries Multiple levers drive organic profit growth Volume growth & margin expansion in higher value segments and higher growth geographies More sustainable packaging To preserve food and healthcare products, protect consumers and promote brands MedicalHot fill beverage Pharmaceutical Protein Pet food 12 Innovation Differentiated products

13 Sustainability: Amcor’s greatest opportunity for growth and differentiation Food grade flexible packaging with 30% advanced recycled material Leveraging scale and capabilities to meet growing demand for more sustainable packaging 80% recycled aluminium Circular bottle to bottle solution for amber containers Responsible Packaging: Waste management infrastructure Consumer participation Packaging design 13

Key messages 14 1. Navigating well through a challenging external environment 2. Solid first quarter in line with expectations 3. Reaffirmed fiscal 2022 guidance 4. Strong foundation and strategy for growth and value creation

Appendix slides 2022 First Quarter results – supplementary schedules and reconciliations

Focused global portfolio 16 $12.9 bn combined sales by product type, end market and geography Notes: Reflects FY21 sales HPC is Home & Personal Care. North America 47% Western Europe 24% Emerging markets 26% ANZ 3% geography Food 44% Beverage 24% Healthcare 12% HPC 7% Other consumer 9% Other 4% end market Rigids 21% Flexibles 68% Cartons 9% Closures 2% product type

FX translation impact 17 EUR, 20-30% Other currencies(2), 20-30% USD, 45-55% EUR:USD Euro strengthened vs USD, Average USD to EUR rate 1Q22 0.8482 vs 1Q21 0.8558 USD million impact on FY adjusted net income 1% 1 Other currencies(2):USD Other currencies weighted average vs USD strengthened for 1Q22 vs 1Q21 average rates USD million impact on FY adjusted net income 2% 1 (1) Approximate range based on adjusted net income by currency. (2) Includes all currencies other than USD and EUR. Total currency impact $ million Adjusted EBIT 2 Adjusted net income 2 Combined net income currency exposures(1) 1Q22 currency impact

Reconciliations of non-GAAP financial measures 18

Reconciliations of non-GAAP financial measures 19

Reconciliations of non-GAAP financial measures 20